Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|x|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           The Asia Tigers Fund, Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            (2)   Aggregate number of securities to which transaction applies:

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

            (4)   Proposed maximum aggregate value of transaction:

            (5)   Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:

            (2)   Form, Schedule or Registration Statement No.:

            (3)   Filing Party:

            (4)   Date Filed:

                           The Asia Tigers Fund, Inc.
                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                 January 7, 2000

To the Stockholders:

      The Annual Meeting of Stockholders of The Asia Tigers Fund, Inc. (the "Fund") will be held at One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, February 18, 2000, at 9:00 a.m., for the purposes of considering and voting upon:

      1.    The election of directors (Proposal 1).

      2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending October 31, 2000 (Proposal 2).

      3.    Any other business that may properly come before the meeting.

      The close of business on January 5, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                            By Order of the Board of Directors,


                                            /s/ Bryan McKigney

                                            Bryan McKigney
                                            President and Secretary

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

                      Instructions for Signing Proxy Cards

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  Registration

     Corporate Accounts                             Valid Signature

     (1) ABC Corp. ..............................   ABC Corp.
     (2) ABC Corp. ..............................   John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer.......   John Doe
     (4) ABC Corp. Profit Sharing Plan ..........   John Doe, Trustee

     Trust Accounts

     (1) ABC Trust...............................   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78.....   Jane B. Doe

     Custodial or Estate Accounts

     (1) John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA..........   John B. Smith
     (2) John B. Smith...........................   John B. Smith, Jr., Executor

                           The Asia Tigers Fund, Inc.
                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

      This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Asia Tigers Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, February 18, 2000, at 9:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 7, 2000. On December 28, 1999, the Fund sent a copy of its annual report containing financial statements for the fiscal year ended October 31, 1999 to each stockholder of the Fund. Any stockholder may request an additional copy of the Fund's annual report, free of charge, by contacting Advantage Advisers, Inc. at the address listed below or by calling 1-800-421-4777. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of Directors and FOR Proposal 2. The close of business on January 5, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 20,514,984 shares of Common Stock outstanding.

      In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

      Advantage Advisers, Inc. ("Advantage"), whose principal business address is One World Financial Center, 200 Liberty Street, New York, New York 10281, is the Fund's investment manager.

                        Proposal 1: Election of Directors

      In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect one Class I and one Class II Director to hold office until the 2002 and 2003 Annual Meetings of Stockholders, respectively, or thereafter when their respective successors are elected and qualified. The term of office of the Class III Directors expires at the Annual Meeting of Stockholders in 2001 or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

      The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed below. Each nominee has indicated that he will serve if elected, but if either nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Luis Rubio was elected to the Board of Directors by the directors of the Fund effective July 15, 1999.

      The following table provides information concerning the nominees for election as directors:

                                                                                           Shares of Common Stock
                                                                                             Beneficially Owned,
Nominees and Principal Occupations                                                       Directly or Indirectly, on
During the Past Five Years                                      Director Since    Age       January 1, 2000 (A)
--------------------------------------------------------------------------------------------------------------------
Nominee to serve until the year 2002
  Annual Meeting of Stockholders
Luis Rubio, Member of Audit and Nominating Committees;                1999        44                  0
  President, Centro de Investigacion para el Desarrollo, A.C.
  (Center of Research for Development) (1981-Present), frequent contributor of op-ed pieces to The Los Angeles Times and The Wall
  Street Journal.

Nominee to serve until the year 2003
  Annual Meeting of Stockholders
Jeswald W. Salacuse, Member of Audit Committee;                       1993        61                  310
  Chairman of Nominating Committee; Henry J. Braker
  Professor of Commercial Law, The Fletcher School of Law &
  Diplomacy (1990-Present); Dean, The Fletcher School of Law &
  Diplomacy, Tufts University (1986-1994).

      The following table provides information concerning the directors serving until the year 2001 and 2002 Annual Meetings of Stockholders:

                                                                                                        Shares of Common Stock
                                                                                                          Beneficially Owned,
Directors and Principal Occupations                                                                   Directly or Indirectly, on
During the Past Five Years                                         Director Since         Age             January 1, 2000 (A)
-------------------------------------------------------------------------------------------------------------------------------
Director serving until the year 2002
  Annual Meeting of Stockholders
Leslie H.Gelb, Member of Audit and Nominating Committees;               1994               62                      0
  President, The Council on Foreign Relations (1993-Present);
  Columnist (1991-1993), Deputy Editorial Page Editor
  (1986-1990) and Editor, Op-Ed Page (1988-1990),
  The New York Times.

Directors serving until the year 2001
  Annual Meeting of Stockholders
Alan H. Rappaport*, Chairman; Managing Director,                        1993              46                      1,000
  CIBC World Markets; Director and President,
  Advantage Advisers, Inc. (1993-Present).**
Charles F.  Barber, Chairman of Audit Committee; Member of              1993              82                      1,000
  Nominating Committee; Consultant; formerly Chairman of the
  Board, ASARCO Incorporated.

-----------------
* "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") because of a relationship with Advantage.

** Mr. Rappaport has announced his intention to resign his positions with CIBC
   World Markets and Advantage effective as of January 14, 2000.

(A)The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.

      Each of Messrs. Barber, Gelb, Salacuse, Rappaport and Rubio serves as a director of certain other U.S. registered investment companies, as described below. Mr. Barber is a director of one other registered investment company advised by Advantage, three registered investment companies advised by an affiliate of Advantage, six registered investment companies co-advised by PIMCO Advisors L.P. ("PIMCO Advisors") and Salomon Brothers Asset Management Inc ("SBAM") and ten other registered investment companies advised by SBAM. Messrs. Gelb and Salacuse are directors of one other registered investment company advised by Advantage, four other registered investment companies advised by PIMCO Advisors and SBAM. Mr. Salacuse is also a director of four other registered investment companies advised by SBAM and one other investment company advised by PIMCO Advisors and OpCap Advisors. Mr. Rappaport is a director of one other registered investment company advised by Advantage, one registered investment company advised by Advantage and ACCI Worldwide, S.A. de C.V. ("ACCI"), and is a director of two registered investment companies advised by an affiliate of Advantage. Mr. Rubio is a director of one other registered investment company advised by Advantage, one registered investment company advised by Advantage and ACCI, two registered investment companies advised by an affiliate of Advantage.

      At January 1, 2000, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund.

      The following table sets forth the beneficial ownership of shares of the Fund, at January 1, 2000 by each person known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund.

                                           Number of Shares
Name of Beneficial Owner                   Beneficially Owned        Percent Ownership
--------------------------------------------------------------------------------------
City of London Investment Group PLC (1)        2,059,090                   10.04%
  10 Eastcheap
  London EC3M ILX
  England

FMR Corp. (2)                                  1,466,400                    7.15%
  82 Devonshire Street
  Boston, MA 02109

--------------------
(1) Based solely upon information presented in Schedule 13G, providing information as of July 30, 1999, filed by City of London Investment Group PLC, which reports sole voting and dispositive power as to all such shares. According to the Schedule 13G filed by City of London Investment Group PLC, such shares were acquired by its subsidiary, City of London Investment Management Company Limited.

(2) Based solely upon information presented in Schedule 13G, providing information as of February 1, 1999, jointly filed by FMR Corp. ("FMR"), Edward C. Johnson 3d, Abigail P. Johnson and Fidelity Management & Research Company ("FMR Advisor"). According to the Schedule 13G, such shares are beneficially owned by FMR Advisor, a wholly-owned subsidiary of FMR, as a result of acting as investment adviser to various investment companies.

      In addition, at January 1, 2000, Cede & Co., a nominee for participants in The Depository Trust Company, held of record 20,354,048 shares, equal to 99.2% of the outstanding shares of the Fund.

      The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Rappaport, the current executive officers of the Fund are:

            Name             Office           Age    Officer Since
            ------------------------------------------------------
            Bryan McKigney   President        41          1999
                             and Secretary
            Richard Mayell   Vice President   45          1999
                             and Assistant
                             Secretary
            Alan A. Kaye     Treasurer        47          1999

      Mr. McKigney is Executive Director, CIBC World Markets Corp.(1) ("CIBC World Markets") (1993-Present). Mr. McKigney previously served as Vice President and Division Executive, Head of Derivative Operations, Chase Manhattan Bank (1986-1993); Assistant Vice President, Securities and Commodity Operations, Chase Manhattan Bank (1981-1985). Mr. Mayell is Managing Director of CIBC World Markets and Chief Investment Officer of Oppenheimer Investment Advisers (1994-Present). Mr. Kaye is Executive Director of CIBC World Markets (1995-Present). Mr. Kaye previously served as Vice President of Oppenheimer & Co., Inc. (1986-1994). Messrs. Rappaport, McKigney, Mayell and Kaye also serve as officers of various other registered investment companies advised by Advantage.

---------------------
(1) On November 3, 1997, CIBC Wood Gundy Securities Corp., a subsidiary of Canadian Imperial Bank of Commerce, acquired all of the stock of Oppenheimer Holdings, the indirect parent of Oppenheimer & Co., Inc. In connection with the acquisition, CIBC Wood Gundy Securities Corp. was merged into Oppenheimer & Co., Inc., and the name of the surviving entity was changed to CIBC Oppenheimer Corp. Effective May 3, 1999, CIBC Oppenheimer Corp. changed its name to CIBC World Markets Corp.

      The Fund's Audit Committee is composed of Messrs. Barber, Gelb, Rubio and Salacuse. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met one time during the fiscal year ended October 31, 1999.

      The Fund's Nominating Committee, whose principal function is to recommend nominees for election as directors of the Fund, is composed of Messrs. Barber, Gelb, Rubio and Salacuse. This Committee held one meeting during the fiscal year ended October 31, 1999. The Nominating Committee will accept nominations for the office of director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has no compensation committee.

      During the fiscal year ended October 31, 1999, the Board of Directors met six times. Each director attended at least 75% of the meetings of the Board or the committee of the Board for which he was eligible.

      Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other U.S. registered investment companies advised by Advantage or an affiliate of Advantage during the Fund's prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended October 31, 1999 to each director of the Fund. No remuneration was paid during the fiscal year ended October 31, 1999 by the Fund to Mr. Rappaport who, as an officer or employee of Advantage and CIBC World Markets, is an "interested person" as defined under the 1940 Act. Please note that the Fund does not provide any pension or retirement benefits to directors.

                                          Total Compensation
                            Aggregate       from Other Funds       Total Compensation
                          Compensation         Advised by               from Fund
Name of Director            from Fund           Advantage           and Fund Complex
----------------          -------------    ------------------      ------------------
                                            Directorships (A)       Directorships (A)
Leslie H. Gelb               $7,450            $7,900 (1)              $15,350(2)
Jeswald W. Salacuse          $7,550            $7,900 (1)              $15,450(2)
Charles F. Barber            $7,550            $7,900 (1)              $29,973(5)
Luis Rubio                     --              $8,200 (2)              $24,000(5)

-----------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, Advantage and its directors and officers, to file reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, and Advantage and its directors and officers have complied with applicable filing requirements during the fiscal year ended October 31, 1999.

Required Vote

      Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

Proposal 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP as independent accountants of the Fund for the year ending October 31, 2000. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. A representative of PricewaterhouseCoopers LLP will be available at the meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

      THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANI MOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

Required Vote

      Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered votes cast for the foregoing purpose.

                             ADDITIONAL INFORMATION

      CIBC World Markets serves as the Fund's administrator. The address of CIBC World Markets is One World Financial Center, 200 Liberty Street, New York, New York 10281. CIBC World Markets subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                 OTHER BUSINESS

      The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

      All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2001, must be received by the Fund (addressed to The Asia Tigers Fund, Inc., One World Financial Center, 200 Liberty Street, New York, New York 10281) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 9, 2000. Any stockholder who desires to bring a proposal at the Fund's year 2000 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The Asia Tigers Fund, Inc., One World Financial Center, 200 Liberty Street, New York, New York 10281) during the thirty-day period from November 20, 2000 to December 20, 2000.

                         EXPENSES OF PROXY SOLICITATION

      The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage and CIBC World Markets or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

January 7, 2000

--------------------------------------------------------------------------------

                           THE ASIA TIGERS FUND, INC.
                ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 18, 2000
               This Proxy is Solicited on Behalf of the Directors

      The undersigned hereby appoints Bryan McKigney, Carmine E. Angone, Maureen Seaman, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at One World Financial Center, New York, New York 10281 on Friday, February 18, 2000 at 9:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 7, 2000 and upon all other matters properly coming before said Meeting.

      Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 (including the nominees for Director). Please refer to the Proxy Statement for a discussion of the Proposals.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


----------------------------------      ----------------------------------------

----------------------------------      ----------------------------------------

----------------------------------      ----------------------------------------
                    (Continued, and to be signed and dated, on the reverse side)

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 (including all nominees for Director).

1. Election of Directors.        |_| FOR the nominees     |_| WITHHOLD AUTHORITY   |_| Exceptions.
                                     listed below.            to vote for the
                                                              nominees listed
                                                              below.

(INSTRUCTIONS: To withold authority to vote for any individual nominee, mark the "Exceptions" box above and strike a line through that nominee's name).

Nominee (Class I) to serve until year 2002 Annual Meeting: Luis Rubio
Nominee (Class II) to serve until year 2003 Annual Meeting: Jeswald W. Salacuse


2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending October 31, 2000.

   |_| FOR                       |_| AGAINST              |_| ABSTAIN


3. In the discretion of the persons named as proxies, upon any other business that may properly come before the meeting.

4. Please mark the box at the right if you plan to attend. |_|

Note: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

              Date:                                        , 2000
                    ----------------------------------------

              ---------------------------------------------------

              ---------------------------------------------------
                      Signature(s), Title(s), if applicable

Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.

Votes MUST be indicated (x) in Black or Blue Ink. |X|